                                                                   EXHIBIT 10.25

                                 FIFTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT ("Fifth Amendment") is made and entered into as of this 26th day of March, 2003 by and between INTEGRITY MEDIA, INC., a Delaware corporation (f/k/a Integrity Incorporated, "Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), M2 COMMUNICATIONS, L.L.C., a Tennessee limited liability company ("M2 Communications;" Integrity Media, Integrity Publishers and M2 Communications are sometimes hereinafter referred to as "Original Borrowers"), INTEGRITY DIRECT, LLC, a Delaware limited liability company ("Integrity Direct," together with the Original Borrowers, the "Borrowers") and LASALLE BANK NATIONAL ASSOCIATION (as "Administrative Agent" and "Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Original Borrowers and Lender, as amended by that certain First Amendment to Credit Agreement dated as of June 15, 2001, that certain Second Amendment to Credit Agreement dated as of March 30, 2002, that certain Third Amendment to Credit Agreement dated as of June 28, 2002, and that certain Fourth Amendment to Credit Agreement dated as of December 31, 2002 (collectively, the "Credit Agreement"), Lender made the Loan available to Borrowers as more particularly described in the Credit Agreement; and

         WHEREAS, the Lender has agreed to the modification of certain provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. Effective as of December 31, 2002, the table under Section 4.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                               Fiscal Quarters Ending                                 Ratio
                               ----------------------                    -------------------------------
                                                                         (Rounded to the Nearest One One
                                                                                    hundredths

                               6/30/01 through 03/31/02                              1.00:1.00

                               9/30/02 through 12/31/02                              0.94:1.00

                               3/31/03 through 12/31/03                              1.05:1.00

                               3/31/04 through 12/31/04                              1.10:1.00

                               3/31/05 and thereafter                                1.15:1.00"


         3. Conditions to Effectiveness. This Fifth Amendment shall be deemed effective as of December 31, 2002, when and only when the Lender shall have received (i) this Fifth Amendment duly executed by the Borrower, and (ii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         4. Representations and Warranties. The Borrowers hereby represent and warrant as follows:

                  (a) This Fifth Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Fifth Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Fifth Amendment, except to the extent such covenants, representations or warranties expressly relate to an earlier date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Fifth Amendment.

                  (d) The Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         5.       Effect on the Credit Agreement.

                   (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                   (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                   (c) The execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

         7. Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         8. Counterparts. This Fifth Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

                   IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the day and year first written above.

                                                      INTEGRITY MEDIA, INC.
                                                        (f/k/a Integrity Incorporated)


                                                     By:       /s/ Donald S. Ellington
                                                              --------------------------
                                                              Name:  Donald S. Ellington
                                                              Title:  Secretary


                                                     INTEGRITY PUBLISHERS, INC.


                                                     By:       /s/ Donald S. Ellington
                                                              ------------------------
                                                              Name:  Donald S. Ellington
                                                              Title:  Secretary


                                                     M2 COMMUNICATIONS, L.L.C.


                                                     By:       /s/ Donald S. Ellington
                                                              ------------------------
                                                              Name:  Donald S. Ellington
                                                              Title:  Secretary


                                                     INTEGRITY DIRECT, LLC


                                                     By:       /s/ Donald S. Ellington
                                                              ------------------------
                                                              Name:  Donald S. Ellington
                                                              Title:  Secretary


                                                     LASALLE BANK NATIONAL ASSOCIATION


                                                     By:       /s/ Andrew K. Dawson
                                                              ------------------------
                                                              Name:   Andrew K. Dawson
                                                              Title:  First Vice President

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